UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12929	36-4135495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Senior Secured Credit Facilities

As previously disclosed in the Form 8-K filed by CommScope, Inc. (“CommScope”) on May 20, 2009, CommScope received consents from the requisite lenders under its senior credit agreement, dated as of December 27, 2007, as amended (the “Senior Credit Agreement”) among CommScope and the lenders named therein to amend the Senior Credit Agreement. This amendment (the “Second Amendment”) to the Senior Credit Agreement took effect on May 28, 2009, upon the repayment of $400 million aggregate principal amount of term loans under the Senior Credit Agreement and the satisfaction of the other conditions to effectiveness contemplated by the Second Amendment.

The Second Amendment amends the Senior Credit Agreement by, among other things:

•

postponing by a year the increase in the minimum interest coverage ratio and decrease in the maximum leverage ratio, which adjustments will now take effect beginning with the quarter ending September 30, 2010 instead of the quarter ending September 30, 2009. The subsequent adjustment to each ratio is also postponed by a year;

•	increasing the letter of credit sublimit to $125 million from $85 million;

•	increasing the basket for letters of credit for a term of more than one year to $25 million from $15 million;

•	increasing the annual limit on asset sales to $45 million from $20 million;

•	eliminating the requirement that 75% of the proceeds from each asset sale be in the form of cash; and

•	permitting up to $15 million of yearly asset sale proceeds to be in the form of non-cash proceeds.

The foregoing summary of certain provisions of the Second Amendment is qualified in its entirety by reference to the text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Senior Subordinated Convertible Notes due 2015

On May 28, 2009, in connection with the closing of CommScope’s previously announced public offering of $287.5 million aggregate principal amount of 3.25% Senior Subordinated Convertible Notes due 2015 (including $37.5 million aggregate principal amount of notes sold pursuant to the exercise of the underwriters’ over-allotment option) (the “Convertible Notes”), CommScope entered into a Subordinated Indenture dated as of May 28, 2009 (the “Indenture”) between CommScope and U.S. Bank National Association, as trustee (the “Trustee”), and a First Supplemental Indenture thereto, also dated as of May 28, 2009 (the “Supplemental Indenture”). The Indenture and Supplemental Indenture provide for the issuance and set forth the terms of the Convertible Notes. The net proceeds from this Convertible Notes offering, together with net proceeds from the concurrent Common Stock offering described below, were used to repay $400 million of the term loans under our Senior Credit Agreement. The remainder of the proceeds from the offerings are expected to be used for general corporate purposes, including the potential repayment of additional indebtedness under the Senior Credit Agreement.

A copy of the Indenture is attached as Exhibit 4.1 to this Form 8-K. A copy of the Supplemental Indenture is attached as Exhibit 4.2 to this Form 8-K. A copy of the form of the Convertible Notes is attached as Exhibit 4.3 to this Form 8-K. Reference is made to each of the Indenture, Supplemental Indenture and the form of the Convertible Notes, the text of each of which is incorporated herein by reference, for the complete terms of the Convertible Notes.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 28, 2009, CommScope consummated the issuance and sale of $287.5 million aggregate principal amount of the Convertible Notes (including $37.5 million aggregate principal amount of notes sold pursuant to the exercise of the underwriters’ over-allotment option) pursuant to the terms of the Indenture and the Supplemental Indenture and CommScope’s previously announced public offering of the Convertible Notes. The material terms of the Convertible Notes are set forth in the Convertible Notes and in the Indenture and the Supplemental Indenture.

Item 8.01	Other Events.

On May 28, 2009, CommScope completed its issuance and sale of 10,465,000 shares of its common stock, par value $0.01 per share (including 1,365,000 shares sold pursuant to the exercise of the underwriters’ over-allotment option) (the “Common Stock”) in connection with its previously announced public offering pursuant to a registration statement and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission. The public offering price of the shares of Common Stock was $22.00 per share. Net proceeds from this Common Stock offering, together with the net proceeds from the concurrent Convertible Notes offering described above, were used to repay $400 million of the term loans under our Senior Credit Agreement. The remainder of the proceeds from the offerings are expected to be used for general corporate purposes, including the potential repayment of additional indebtedness under the Senior Credit Agreement.

On May 28, 2009, CommScope issued a press release announcing the closing of the public offerings of the Convertible Notes and the Common Stock. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Subordinated Indenture dated as of May 28, 2009 between CommScope, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture dated as of May 28, 2009 between CommScope, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of 3.25% Senior Subordinated Convertible Notes due 2015 (included in Exhibit 4.2 hereto).

5.1	Opinion of Gibson, Dunn & Crutcher LLP, special counsel to CommScope, Inc.

10.1	Amendment No. 2 to the Credit Agreement, dated as of May 20, 2009, among CommScope, Inc., the lenders named therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

99.1	CommScope, Inc. Press Release dated May 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: May 28, 2009

COMMSCOPE, INC.

By:	/s/ Jearld L. Leonhardt
Name:	Jearld L. Leonhardt
Title:	Executive Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
4.1	Subordinated Indenture dated as of May 28, 2009 between CommScope, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture dated as of May 28, 2009 between CommScope, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of 3.25% Senior Subordinated Convertible Notes due 2015 (included in Exhibit 4.2 hereto).

5.1	Opinion of Gibson, Dunn & Crutcher LLP, special counsel to CommScope, Inc.

10.1	Amendment No. 2 to the Credit Agreement, dated as of May 20, 2009, among CommScope, Inc., the lenders named therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

99.1	CommScope, Inc. Press Release dated May 28, 2009.